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                                                                   EXHIBIT 10.28


                                CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

COR  COR THERAPEUTICS, INC.                           256 E. Grand Avenue
via fax 011-32-2-264-2790 and Federal Express         South San Francisco
                                                      California 94080
                                                      415-244-6800
                                                      Fax 415-244-9208



May 16, 1996

Mr. Alfred Hoffait
Solvay S.A.
rue de Ransbeek 310
B-1120 Brussels BELGIUM

Dear Mr. Hoffait:

As you are aware, COR is in the process of locating and qualifying possible second sources for the supply of Integrilin(TM).

COR notes that our License and Supply Agreement, dated 27 July 1994, includes a list of possible secondary sources and provides under Article 2.2 for additional companies to be added to the list from time to time upon the agreement of COR and Solvay.

To that end, COR would like to amend Exhibit C of our License and Supply Agreement to include the following companies in addition to those already listed:

                                       [*]

Thank you for your attention to this matter. To confirm your acknowledgment and agreement to this addition, could you please sign both original copies of this letter and return one to COR (attn: Jayne Lange) for our records.

Sincerely,

Mark D. Perrin
Executive Vice President
Commercial Operations


Acknowledged and Agreed:

For Solvay SA:

-------------------------
Signed

-------------------------
Name
June 6, 1996
-------------------------
Date




                                         CONFIDENTIAL TREATMENT REQUESTED = [*]